American Century Target Maturities Trust

PROSPECTUS SUPPLEMENT

TARGET 2005 FUND * TARGET 2010 FUND * TARGET 2015 FUND * TARGET 2020 FUND
TARGET 2025 FUND * TARGET 2030 FUND

Supplement dated April 5, 2002 * Prospectus dated February 1, 2002
                                 (Investor Class, Advisor Class and C Class)

SPECIAL MEETING OF SHAREHOLDERS

The Board of Trustees has requested that the following matter be submitted to shareholders of the funds for approval at a Special Meeting of Shareholders to be held August 2, 2002.

The record date for the meeting is April 5, 2002. If you own shares of the funds as of the close of business on that date, you will be entitled to vote at the
Special Meeting. Proxy materials containing more information about this proposal are expected to be sent to shareholders on or about April 24, 2002. If approved by shareholders, the proposal would become effective August 2, 2002.

Shareholders of the aforementioned funds will be asked to consider and act upon a proposal to elect the funds' eight-member Board of Trustees for indefinite terms, subject to termination or resignation. The nominees are Albert Eisenstat,
Ronald J. Gilson, Kathryn A. Hall, William M. Lyons, Myron S. Scholes, Kenneth
E. Scott, James E. Stowers III and Jeanne D. Wohlers.

SH-SPL-29431   0204